ACCOUNTANT'S CONSENT

                                   EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN LLP

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 28, 1999 included in Vista Eyecare, Inc.'s Form 10-K for the year ended January 2, 1999 and to all references to our firm included in or made a part of this Registration Statement.

                                                       /s/ Arthur Andersen LLP

                                                         Arthur Andersen LLP
Atlanta, Georgia
July 29, 1999